CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                     DERIVED INFORMATION [1/29/03]

                                                            [$178,000,000]
                                            [Senior, Subordinate & Mezzanine] Bonds Offered
                                                             (Approximate)

                                                            [$178,000,000]
                                                   Total Notes Offered & Non-Offered

                                           Home Equity Mortgage-Backed Notes, Series 2003-1

                                         Credit Suisse First Boston Mortgage Acceptance Corp.
                                                               Depositor

                                                            JPMorgan Chase
                                                           Indenture Trustee

         The information contained in the attached materials is referred to as the "Information".

         The Information has been provided by Credit Suisse First Boston.
Neither the Issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the note. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive
Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                     [$178,000,000] (Approximate)
                                           Home Equity Mortgage-Backed Notes, Series 2003-1

Pricing Information

Offered Notes (1):

--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
                                                                                          WAL              Proposed
                Approximate Note                                                       (Years to           Ratings
    Class          Balance ($)                Bond Type               Coupon (2)         Call)          (S&P/Moody's)
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
      A              139,285,000             Senior/Adj              LIBOR + [ ]%        [3.4]             AAA/Aaa
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
     A-IO           Notional (3)           Senior/IO/Fixed            10.00% (4)          N/A              AAA/Aaa
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
     M-1              16,000,000            Mezzanine/Adj            LIBOR + [ ]%        [7.2]              AA/Aa2
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
     M-2              12,000,000            Mezzanine/Adj            LIBOR + [ ]%        [7.2]               A/A2
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
      B               10,715,000           Subordinate/Adj           LIBOR + [ ]%        [7.2]             BBB/Baa2
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
--------------- ------------------ -------------------------------- ---------------- --------------- ---------------------
    Total            178,000,000
--------------- ------------------

Non-Offered Equity Certificates (1):

--------------- ------------------- ------------------------------- ------------------- ------------ ----------------------
                   Approximate                                                                             Proposed
                   Certificate                                                              WAL             Ratings
    Class          Balance ($)                Bond Type                 Coupon (2)        (Years)        (S&P/Moody's)
--------------- ------------------- ------------------------------- ------------------- ------------ ----------------------
--------------- ------------------- ------------------------------- ------------------- ------------ ----------------------
      CE               $0                  Equity Residual                 N/A              N/A               N/A
--------------- ------------------- ------------------------------- ------------------- ------------ ----------------------

(1)      The prepay ramp assumes 6% CPR increasing to 20% CPR in month 12 and the HLTV prepay ramp assumes 4% CPR increasing to 15%
         CPR in month 12.  Notes are priced to call.
(2)      The coupons are capped by the applicable Net Funds Cap as described herein.
(3)      Notional amount is equal to the lesser of (a) [17,100,000] and (b) the aggregate collateral balance. Notional schedule lasts for 30 periods and becomes zero thereafter.
(4)      The coupon on the Class A-IO certificate is subject to a Net Rate Cap as described herein.

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

SUMMARY TERMS

Underwriter:                  Credit Suisse First Boston LLC (sole manager).

Depositor:                    Credit Suisse First Boston Mortgage Acceptance Corp.

Servicer:                     Irwin Union Bank and Trust Company.

Indenture Trustee:            JPMorgan Chase Bank.

Cut-off Date:                 On or about February 1, 2003 for the initial Mortgage Loans.

Closing Date:                 On or about February 12, 2003.

Investor Settlement:          On or about February 13, 2003.

Distribution Dates:           25th day of each month (or the next succeeding business day), beginning in March 2003.

Accrual                       Period: For any class of Notes and any
                              Distribution Date, the period commencing on the
                              immediately preceding Distribution Date (or, in
                              the case of the first Accrual Period, with respect
                              to the Notes (other than the Class A-IO Notes),
                              the closing date, and with respect to the Class
                              A-IO Notes, February 25, 2003) and ending on the
                              day immediately preceding the related Distribution
                              Date.

Delay Days:                   For any class of Notes,  other than the Class A-IO Notes,  [0] days.  For the Class A-IO Notes,
                              24 days.

Pricing                       Prepayment Speed: With respect to the loans having
                              combined loan-to-value ratios at origination equal
                              to or less than 100% (the "HEL"), 100% of the
                              prepayment assumption (the "HEL PPC") describes
                              prepayments starting at 6% CPR in month 1,
                              increasing by approximately 1.2727% CPR per month
                              to 20% CPR in month 12, and remaining at 20% CPR
                              thereafter.

                              With respect to the loans having combined
                              loan-to-value ratios at origination greater than
                              100% (the "HLTV"), 100% of the prepayment
                              assumption (the "HLTV PPC") describes prepayments
                              starting at 4% CPR in month 1, increasing by
                              approximately 1.00% CPR per month to 15% CPR in
                              month 12, and remaining at 15% CPR thereafter.

Note Ratings:                 The Class A, Class  A-IO,  Class M-1,  Class M-2 and Class B Notes are  expected to be rated by
                              S&P and Moody's.

                              Class A:      AAA/Aaa
                              Class A-IO:   AAA/Aaa
                              Class M-1:    AA/Aa2
                              Class M-2:    A/A2
                              Class B:      BBB/Baa2

Optional                      Termination: The holder of the majority of the
                              Class CE Certificates will have the right to
                              purchase all remaining mortgage loans and REO
                              properties in the mortgage pool and effect early
                              retirement of the Notes if the sum of the
                              aggregate principal balance of the Mortgage Loans
                              and the appraised value of the REO properties at
                              the time of repurchase is less than 10% of the
                              Maximum Pool Balance (as defined below).
                              Balance (as defined below).
Offered Notes:                The Class A, Class A-IO, Class M-1, Class M-2 and Class B Notes.

ERISA                         Eligibility: Subject to the considerations and
                              conditions described in the Prospectus and
                              Prospectus Supplement. It is expected that the
                              Offered Notes may be purchased by employee benefit
                              plans that are subject to ERISA.

SMMEA Treatment:              The Offered Notes will not constitute "mortgage related securities" for purposes of SMMEA.

Taxation:                     For federal income tax purposes, the Offered Notes will be treated as debt.

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

Maximum Pool Balance:         The aggregate of the initial principal balance of the Mortgage Loans.

Margin                        Step-up: If the optional clean-up call is not
                              exercised, the note interest rate on the Offered
                              Notes will be increased by (1) the initial note
                              interest rate margin with respect to the Class A
                              Notes; and (2) by the lesser of (x) 50 basis
                              points and (y) half the initial note interest rate
                              margin with respect to the Class M-1, Class M-2
                              and Class B Notes.

Expense Fee Rate:             The per annum rate at which the servicing and indenture trustee fees accrue.

Note                          Interest Rates: For the Offered Notes, other than
                              Class A-IO, the lesser of (i) One-Month LIBOR plus
                              the applicable margin, and (ii) the Net Funds Cap.
                              The pass-through rate for the Class A-IO Notes for
                              each distribution date is a per annum rate equal
                              to the lesser of (i) [10.00]% and (ii) the Class
                              A-IO Net Rate Cap.

Net Funds Cap:                With respect to each  Distribution  Date, a fraction,  expressed as a  percentage,  obtained by dividing  (x) the amount of interest  accrued on the  Mortgage  Loans minus the sum of: (i) the servicing fee, (ii) the indenture  trustee fee and (iii) the Class A-IO interest payment amount by (y) the  product of (a) the  aggregate  principal  balance of the  Mortgage  Loans as of the immediately  preceding  Distribution  Date and (b) the actual number of days in the immediately preceding Accrual Period divided by 360.

Class A-IO                    For any  distribution  date,  will be the  annual  rate  equal to a  fraction,  expressed  as a
Net Rate Cap:                 percentage,  (a) the  numerator  of which is 12 times the excess of (1) the amount of  interest which accrued on the mortgage loans over (2) the
                              Expense Fee, and (b) the denominator of which is
                              the Aggregate Collateral Balance for the
                              immediately preceding distribution date (or as of
                              the cut-off date for the first distribution date).

Basis Risk Carry Forward      If on any  Distribution  Date, the  Pass-Through  Rate for a Class of Offered Notes is based on
Amount:                       the related Net Funds Cap, the excess of (i) the amount of interest  such Class would have been entitled to receive on such Distribution Date had
                              the applicable Pass-Through Rate not been subject
                              to the Net Funds Cap, up to the related Maximum
                              Interest Rate, over (ii) the amount of interest
                              such Class of Notes received on such Distribution
                              Date based on the Net Funds Cap, together with the
                              unpaid portion of any such excess from prior
                              Distribution Dates (and accrued interest thereon
                              at the then applicable Pass-Through Rate, without
                              giving effect to the Net Funds Cap) is the "Basis
                              Risk Carry Forward Amount" on such Class of Notes.
                              The ratings on each Class of Notes do not address
                              the likelihood of the payment of any Basis Risk
                              Carry Forward Amount.

Maximum                       Interest Rate: For the Offered Notes, other than
                              the Class A-IO Notes, on any distribution date, an
                              annual rate equal to the Net Mortgage Rate of the
                              Mortgage Loans multiplied by 30 divided by the
                              actual number of days in the immediately preceding
                              interest accrual period. For the Class A-IO Notes,
                              on any distribution date, an annual rate equal to
                              the Net Mortgage Rate of the Mortgage Loans.

Net                           Mortgage Rate: As to each mortgage loan, and at
                              any time, the per annum rate equal to the mortgage
                              rate of such mortgage loan less the rate at which
                              such loan's Expense Fee Rate accrues.

Principal and Interest        The servicer will not be obligated to make advances with respect to delinquent payments of
                                                ---
Advancing:                    principal and interest on the mortgage loans.

Accrued Note Interest:        For each Class of Offered Notes, on
                              any Distribution Date, shall equal the amount of
                              interest accrued during the related Interest
                              Accrual Period on the related Class Note Balance.

Interest Carry Forward        For each Class of Offered Notes, on any Distribution
Amount:                       Date, shall equal the sum of (i) the excess of (A) the
                              Accrued Note Interest for such Class with respect to prior Distribution
                              Dates (excluding any Basis Risk Carry Forward
                              Amount with respect to such Class), plus any
                              unpaid Interest Carry Forward Amount from the
                              prior Distribution Date, over (B) the amount
                              actually distributed to such Class with respect to
                              interest on such prior Distribution Dates and (ii)
                              interest on such excess at the Pass-Through for
                              such Class.

Credit Enhancement:
                             1.       Excess cashflow.
                             2.       Overcollateralization.
                             3.       Subordination (see table below).

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

------------- ----------------- ------------------- -------------------
               Approximate         Approximate         Approximate
                  Expected       Expected Initial     Expected Final
               Initial Credit     Target Credit       Target Credit
Class           Enhancement*       Enhancement*        Enhancement**
------------- ----------------- ------------------- -------------------
A                 [21.75]%           [23.80]%            [47.60]%
M-1               [12.75]%           [14.80]%            [29.60]%
M-2               [6.00]%            [8.05]%             [16.10]%
B                 [0.00]%            [2.05]%             [4.10]%

------------- ----------------- ------------------- -------------------
                           * Prior to stepdown date, based on Maximum Pool
                           Balance. ** After stepdown date, based on current
                           pool balance.

Overcollateralization:       1.    Before the Stepdown Date, the required overcollateralization amount is [2.05]% of the
                                  Maximum Pool Balance.
                             2.       On and after the Stepdown Date, the required  overcollateralization amount is [4.10]% of the outstanding pool balance (subject to a Trigger Event).
                             3.       The  required  overcollateralization  amount is  subject  to a floor of  [0.50]%  of the
                                  Maximum Pool Balance.
                             4.   On any Distribution Date on or after the
                                  Stepdown Date, if a Trigger Event occurs or is
                                  continuing, the required overcollateralization
                                  amount will be equal to the required
                                  overcollateralization amount in effect for the
                                  Distribution Date immediately preceding such
                                  Distribution Date.

Senior Enhancement           With respect to any Distribution  Date and the senior Notes, the percentage  obtained by dividing
Percentage:                  (x) the sum of (i) the  aggregate  Class Note  Balance  of the Class  M-1,  Class M-2 and Class B
                             Notes and (ii) the overcollateralization amount, in
                             each case prior taking into account the
                             distribution of the Principal Distribution Amount
                             on such Distribution Date, by (y) the aggregate
                             principal balance of the Mortgage Loans as of the
                             first day of the related remittance period.

Stepdown                     Date: The later to occur of (i) the Distribution
                             Date in March 2006 and (ii) the first Distribution
                             Date on which the Senior Enhancement Percentage is
                             greater than or equal to approximately [47.60]%.

Trigger Event:               TDB

Source for Calculation of    Telerate Page 3750.
One-Month LIBOR:

Overcollateralization        The April 2003 distribution date.
Commencement Date:

Distributions to
Noteholders:
                         I.  Collections of interest shall be distributed on each Distribution Date as follows:
                             1.  To the Indenture Trustee, the indenture trustee fee, if any;
                             2.  Concurrently,  to the Class A Notes and the Class A-IO Notes,  Accrued Note  Interest and any
                                 Interest Carry Forward Amounts for such Classes, pro rata;
                             3. To the Class M-1 Notes,  Accrued Note Interest and any Interest  Carry Forward Amount for such
                                 Class;
                             4. To the Class M-2 Notes,  Accrued Note Interest and any Interest  Carry Forward Amount for such
                                 Class;
                             5. To the Class B Notes,  Accrued Note Interest and any Interest  Carry  Forward  Amount for such
                                 Class;
                             6. For  application  as part of  monthly  excess  cash flow (such  amount,  the  "Monthly  Excess
                                 Interest").

                        II.  Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
                             1.  To the Class A Notes until the principal balance of such class is reduced to zero;
                             2.  Sequentially, to the Class M-1, Class M-2 and Class B Notes, in that order, until the respective Class Note Balances are reduced to
                             zero; and 3. For application as part of monthly
                             excess cash flow.

                       III.  On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                             1.  To the Class A Notes in accordance with the Expected Final Target Credit Enhancement percentage until the Note Balance thereof has been reduced to zero.
                             2.  Sequentially, to the Class M-1, Class M-2 and Class B Notes (until the respective class principal balances have been reduced to zero)
                                 in accordance with the Expected Final Target
                                 Credit Enhancement percentages for each class;
                                 and
                             3.  For application as part of each month's excess cash flow.

                        IV.  Any amount  remaining after  distributions in clauses I, II and III above shall be distributed to the Notes in the following order of priority:
                             1. For the first  Distribution  Date,  Monthly  Excess  Interest will be released to the Class CE
                             Certificates;
                             2. Until the aggregate  Class  Principal  Balance of the Notes equals the aggregate  loan balance for such distribution date minus the targeted
                                  overcollateralization amount for such date, on
                                  each distribution date:
                                 (a) prior to the Stepdown Date or (b) with
                                     respect to which a Trigger Event has
                                     occurred, to the extent of monthly excess
                                     cashflow for such distribution date, to the
                                     Notes, in the following order of priority:
                                 (a) to the Class A Notes,  until the Class  Principal  Balance of such class has been reduced to zero;
                                 (b) to the Class M-1 Notes,  until the Class Principal Balance of such class has been reduced to zero;
                                 (c) to the Class M-2 Notes,  until the Class Principal Balance of such class has been reduced to zero; and
                                 (d) to the Class B Notes, until the Class
                                     Principal Balance of such class has been
                                     reduced to zero.
                             3. To the Class M-1 Notes, any unpaid realized loss
                             amounts for such Class; 4. To the Class M-2 Notes,
                             any unpaid realized loss amounts for such Class; 5.
                             To the Class B Notes, any unpaid realized loss
                             amounts for such Class; 6. To the Class A Notes,
                             any Basis Risk Carry Forward Amounts, for such
                             Class; 7. To the Class M-1 Notes, any Basis Risk
                             Carry Forward Amounts for such Class; 8. To the
                             Class M-2 Notes, any Basis Risk Carry Forward
                             Amounts for such Class; 9. To the Class B Notes,
                             any Basis Risk Carry Forward Amounts for such
                             Class; 10. To the Basis Risk Reserve Fund, any
                             amounts required to be paid thereto; and 11. To the
                             Class CE Certificates, the amount distributable
                             thereon pursuant to the indenture.

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

BOND SUMMARY
                                                                To Call

Class A                       50 PPC         75 PPC         100 PPC        125 PPC        150 PPC        200 PPC
---------------------------------------------------------------------------------------------------------------------

      Average Life (years)      5.7            4.3            3.4            2.8            2.3            1.5
---------------------------------------------------------------------------------------------------------------------
    Principal Period Begin
                                 1              1              1              1              1              1
---------------------------------------------------------------------------------------------------------------------

      Principal Period End      190            155            128            106            89             66
---------------------------------------------------------------------------------------------------------------------

Class M-1                     50 PPC         75 PPC         100 PPC        125 PPC        150 PPC        200 PPC
---------------------------------------------------------------------------------------------------------------------

      Average Life (years)     11.4            8.9            7.2            5.9            5.1            4.9
---------------------------------------------------------------------------------------------------------------------
    Principal Period Begin
                                75             54             42             38             41             48
---------------------------------------------------------------------------------------------------------------------

      Principal Period End      190            155            128            106            89             66
---------------------------------------------------------------------------------------------------------------------

Class M-2                     50 PPC         75 PPC         100 PPC        125 PPC        150 PPC        200 PPC
---------------------------------------------------------------------------------------------------------------------

      Average Life (years)     11.4            8.9            7.2            5.9            5.0            4.3
---------------------------------------------------------------------------------------------------------------------
    Principal Period Begin
                                75             54             42             37             38             41
---------------------------------------------------------------------------------------------------------------------

      Principal Period End      190            155            128            106            89             66
---------------------------------------------------------------------------------------------------------------------

Class B                       50 PPC         75 PPC         100 PPC        125 PPC        150 PPC        200 PPC
---------------------------------------------------------------------------------------------------------------------

      Average Life (years)     11.4            8.9            7.2            5.9            5.0            4.0
---------------------------------------------------------------------------------------------------------------------
    Principal Period Begin
                                75             54             42             37             37             37
---------------------------------------------------------------------------------------------------------------------
      Principal Period End
                                190            155            128            106            89             66
---------------------------------------------------------------------------------------------------------------------

                                                              To Maturity

Class A                       50 PPC         75 PPC         100 PPC        125 PPC        150 PPC        200 PPC
---------------------------------------------------------------------------------------------------------------------

      Average Life (years)      5.9            4.6            3.7            3.0            2.5            1.6
---------------------------------------------------------------------------------------------------------------------
    Principal Period Begin
                                 1              1              1              1              1              1
---------------------------------------------------------------------------------------------------------------------

      Principal Period End      273            265            248            221            191            149
---------------------------------------------------------------------------------------------------------------------

Class M-1                     50 PPC         75 PPC         100 PPC        125 PPC        150 PPC        200 PPC
---------------------------------------------------------------------------------------------------------------------

      Average Life (years)     12.0            9.6            7.8            6.5            5.7            5.4
---------------------------------------------------------------------------------------------------------------------
    Principal Period Begin
                                75             54             42             38             41             48
---------------------------------------------------------------------------------------------------------------------

      Principal Period End      268            252            225            193            166            129
---------------------------------------------------------------------------------------------------------------------

Class M-2                     50 PPC         75 PPC         100 PPC        125 PPC        150 PPC        200 PPC
---------------------------------------------------------------------------------------------------------------------

      Average Life (years)     12.0            9.6            7.7            6.4            5.5            4.6
---------------------------------------------------------------------------------------------------------------------
    Principal Period Begin
                                75             54             42             37             38             41
---------------------------------------------------------------------------------------------------------------------

      Principal Period End      262            239            206            173            152            116
---------------------------------------------------------------------------------------------------------------------

Class B                       50 PPC         75 PPC         100 PPC        125 PPC        150 PPC        200 PPC
---------------------------------------------------------------------------------------------------------------------

      Average Life (years)     11.8            9.3            7.5            6.2            5.3            4.2
---------------------------------------------------------------------------------------------------------------------
    Principal Period Begin
                                75             54             42             37             37             37
---------------------------------------------------------------------------------------------------------------------
      Principal Period End
                                248            215            177            153            132            99
---------------------------------------------------------------------------------------------------------------------

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

Net Funds Cap
 Period    50 PPC    100 PPC    150 PPC   200 PPC      Period   50 PPC    100 PPC    150 PPC   200 PPC
----------------------------------------------------  ---------------------------------------------------
    1      8.334%     8.334%    8.334%     8.334%        51     12.514%   12.622%    12.750%   12.899%
    2      11.032%   11.029%    11.025%   11.022%        52     12.113%   12.220%    12.345%   12.491%
    3      11.396%   11.388%    11.381%   11.373%        53     12.520%   12.633%    12.764%   12.917%
    4      11.024%   11.012%    11.000%   10.987%        54     12.119%   12.230%    12.359%   12.509%
    5      11.386%   11.369%    11.350%   11.329%        55     12.122%   12.235%    12.366%   12.518%
    6      11.013%   10.990%    10.964%   10.936%        56     12.530%   12.648%    12.786%   12.944%
    7      11.007%   10.978%    10.945%   10.907%        57     12.129%   12.245%    12.380%   12.536%
    8      11.368%   11.331%    11.288%   11.239%        58     12.536%   12.658%    12.800%   12.962%
    9      10.995%   10.952%    10.903%   10.844%        59     12.135%   12.255%    12.394%   12.553%
   10      11.355%   11.304%    11.243%   11.171%        60     12.138%   12.260%    12.401%   12.561%
   11      10.983%   10.926%    10.858%   10.775%        61     12.979%   13.111%    13.263%   13.437%
   12      10.977%   10.912%    10.834%   10.738%        62     12.145%   12.270%    12.414%   12.578%
   13      11.727%   11.650%    11.555%   11.437%        63     12.553%   12.684%    12.835%   13.006%
   14      10.964%   10.884%    10.784%   10.659%        64     12.151%   12.280%    12.428%   12.595%
   15      11.323%   11.231%    11.117%   10.970%        65     12.560%   12.695%    12.849%   13.023%
   16      10.951%   10.854%    10.731%   10.572%        66     12.158%   12.290%    12.441%   12.611%
   17      11.309%   11.200%    11.060%   10.877%        67     12.161%   12.295%    12.448%   12.620%
   18      10.938%   10.822%    10.674%   10.477%        68     12.570%   12.710%    12.870%   13.049%
   19      10.931%   10.806%    10.644%   10.427%        69     12.168%   12.305%    12.462%   12.636%
   20      11.288%   11.149%    10.967%   10.720%        70     12.577%   12.721%    12.884%   13.065%
   21      10.917%   10.773%    10.581%   10.319%        71     12.174%   12.315%    12.475%   12.652%
   22      11.273%   11.114%    10.900%   10.604%        72     12.178%   12.320%    12.482%   12.660%
   23      10.902%   10.738%    10.514%   10.202%        73     13.486%   13.646%    13.826%   14.025%
   24      10.895%   10.720%    10.479%   10.139%        74     12.185%   12.330%    12.495%   12.675%
   25      12.054%   11.848%    11.562%   11.154%        75     12.594%   12.747%    12.918%   13.106%
   26      10.880%   10.682%    10.406%   10.007%        76     12.191%   12.341%    12.508%   12.691%
   27      11.235%   11.018%    10.713%   10.267%        77     12.601%   12.757%    12.932%   13.122%
   28      10.865%   10.643%    10.327%    9.863%        78     12.198%   12.351%    12.521%   12.706%
   29      11.219%   10.977%    10.629%   10.113%        79     12.202%   12.356%    12.528%   12.713%
   30      10.849%   10.602%    10.244%    9.707%        80     12.612%   12.773%    12.952%   13.145%
   31      12.050%   12.116%    12.196%   12.292%        81     12.209%   12.366%    12.541%   12.728%
   32      12.455%   12.525%    12.610%   12.712%        82     12.620%   12.783%    12.965%   13.160%
   33      12.056%   12.126%    12.210%   12.312%        83     12.216%   12.376%    12.554%   12.743%
   34      12.461%   12.536%    12.625%   12.733%        84     12.220%   12.381%    12.560%   12.750%
   35      12.062%   12.136%    12.225%   12.332%        85     13.533%   13.714%    13.913%   14.124%
   36      12.065%   12.141%    12.232%   12.342%        86     12.227%   12.392%    12.573%   12.765%
   37      13.361%   13.447%    13.550%   13.675%        87     12.638%   12.810%    12.999%   13.197%
   38      12.071%   12.151%    12.246%   12.361%        88     12.234%   12.402%    12.586%   12.779%
   39      12.476%   12.561%    12.662%   12.783%        89     12.646%   12.821%    13.012%   13.212%
   40      12.077%   12.161%    12.261%   12.380%        90     12.242%   12.412%    12.598%   12.793%
   41      12.482%   12.571%    12.677%   12.803%        91     12.245%   12.417%    12.605%   12.800%
   42      12.083%   12.171%    12.275%   12.399%        92     12.658%   12.837%    13.031%   13.233%
   43      12.086%   12.176%    12.282%   12.409%        93     12.253%   12.428%    12.617%   12.813%
   44      12.492%   12.587%    12.699%   12.832%        94     12.665%   12.848%    13.045%   13.247%
   45      12.092%   12.185%    12.296%   12.427%        95     12.261%   12.438%    12.630%   12.827%
   46      12.498%   12.597%    12.713%   12.851%        96     12.265%   12.444%    12.636%   12.833%
   47      12.098%   12.195%    12.310%   12.446%        97     13.583%   13.783%    13.997%   14.215%
   48      12.101%   12.200%    12.317%   12.455%        98     12.273%   12.454%    12.649%   12.846%
   49      13.401%   13.513%    13.645%   13.800%        99     12.686%   12.875%    13.077%   13.281%
   50      12.107%   12.210%    12.331%   12.473%       100     12.280%   12.465%    12.661%   12.859%

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

Breakeven CDR Table

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward libor. Other assumptions incorporated include: (1) prepayment speed is
100% PPC, (2) 100% loss severity, (3) 6 month lag from default to loss, and (4)
triggers fail (i.e., no stepdown):

                        Forward LIBOR                                   Static LIBOR
                          CDR Break         Collateral Cum Loss          CDR Break        Collateral Cum Loss
                     ==============================================  ============================================
Class M-1                    9.8%                  33.3%                   11.9%                 38.1%
Class M-2                    7.5%                  27.3%                    9.6%                 32.8%
Class B                      5.5%                  21.3%                    7.8%                 28.1%

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

Statistical Collateral Summary - Total Pool

All information on the Mortgage Loans is approximate and is based off of scheduled balances as of the 02/01/03 cutoff date. The final numbers will be found in the prospectus supplement. In the final pool, thirty-day delinquencies and sixty-day delinquencies will represent less than 1.50% and 0.50% of the
Mortgage Loans, respectively.

----------------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                     4097
Total Outstanding Loan Balance                                $ 181,554,167.28                              Min               Max
                                                                                               -----------------------------------
                                                                                               -----------------------------------
Average Loan Current Balance                                        $44,313.93                       $14,475.42       $417,054.31
Weighted Average Combined LTV                                          108.61%                           14.12%           125.00%
Weighted Average Coupon                                                 13.39%                           5.900%           19.990%
Weighted Average FICO (Non-Zero)                                           667
Weighted Average Age (Months)                                                8
% Prepayment Penalties                                                  87.56%
% Second Liens                                                          98.32%
% Fixed Rate                                                           100.00%
----------------------------------------------------------------------------------------------------------------------------------

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Current Rate                  5.501 - 6.000                                            2        91,382.33    0.05
                              6.001 - 6.500                                            3       165,819.95    0.09
                              6.501 - 7.000                                           20     1,196,116.92    0.66
                              7.001 - 7.500                                           26     1,444,555.42    0.80
                              7.501 - 8.000                                           40     1,960,881.39    1.08
                              8.001 - 8.500                                           36     1,946,700.76    1.07
                              8.501 - 9.000                                           86     3,837,860.13    2.11
                              9.001 - 9.500                                           48     2,604,607.18    1.43
                              9.501 - 10.000                                         113     5,853,953.39    3.22
                              10.001 - 10.500                                         81     3,365,846.67    1.85
                              10.501 - 11.000                                        198     8,290,047.41    4.57
                              11.001 - 11.500                                        127     5,958,860.75    3.28
                              11.501 - 12.000                                        305    14,416,053.52    7.94
                              12.001 - 12.500                                        232     9,974,053.21    5.49
                              12.501 - 13.000                                        404    18,605,078.92   10.25
                              13.001 - 13.500                                        351    15,841,799.63    8.73
                              13.501 - 14.000                                        485    22,114,516.09   12.18
                              14.001 - 14.500                                        204     9,256,070.63    5.10
                              14.501 - 15.000                                        340    15,159,567.78    8.35
                              15.001 - 15.500                                        121     4,895,315.58    2.70
                              15.501 - 16.000                                        156     6,304,593.82    3.47
                              16.001 - 16.500                                        152     6,328,330.18    3.49
                              16.501 - 17.000                                        126     4,792,482.28    2.64
                              17.001 - 17.500                                        103     3,940,166.81    2.17
                              17.501 - 18.000                                        177     7,002,781.95    3.86
                              18.001 - 18.500                                         41     1,555,355.07    0.86
                              18.501 - 19.000                                         52     2,061,539.70    1.14
                              19.001 - 19.500                                         59     2,262,895.09    1.25
                              19.501 - 20.000                                          9       326,934.72    0.18
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
FICO                          476 - 500                                                1        74,629.44    0.04
                              501 - 525                                                1        35,959.28    0.02
                              526 - 550                                                1        25,892.53    0.01
                              551 - 575                                                5       196,556.56    0.11
                              576 - 600                                               54     2,184,762.24    1.20
                              601 - 625                                              511    20,900,393.46   11.51
                              626 - 650                                              958    39,488,398.01   21.75
                              651 - 675                                            1,109    48,916,493.46   26.94
                              676 - 700                                              803    37,428,579.94   20.62
                              701 - 725                                              412    20,547,726.19   11.32
                              726 - 750                                              163     7,915,155.14    4.36
                              751 - 775                                               60     2,793,463.37    1.54
                              776 - 800                                               17       980,468.49    0.54
                              801 - 825                                                2        65,689.17    0.04
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Scheduled Balance             0.01 - 25,000.00                                       673    14,645,172.59    8.07
                              25,000.01 - 50,000.00                                2,348    88,101,563.13   48.53
                              50,000.01 - 75,000.00                                  739    45,243,610.68   24.92
                              75,000.01 - 100,000.00                                 250    21,820,846.93   12.02
                              100,000.01 - 125,000.00                                 54     6,131,096.29    3.38
                              125,000.01 - 150,000.00                                 19     2,636,379.49    1.45
                              150,000.01 - 175,000.00                                  6       965,818.40    0.53
                              175,000.01 - 200,000.00                                  2       378,639.34    0.21
                              200,000.01 - 225,000.00                                  2       418,946.42    0.23
                              225,000.01 - 250,000.00                                  1       238,579.07    0.13
                              250,000.01 - 275,000.00                                  1       257,951.89    0.14
                              275,000.01 - 300,000.00                                  1       298,508.74    0.16
                              400,000.01 - 425,000.00                                  1       417,054.31    0.23
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Combined LTV                  10.01 - 20.00                                            2        77,977.48    0.04
                              20.01 - 30.00                                            2        77,967.14    0.04
                              30.01 - 40.00                                            4       192,156.86    0.11
                              40.01 - 50.00                                            8       373,609.61    0.21
                              50.01 - 60.00                                           14       682,966.69    0.38
                              60.01 - 70.00                                           40     1,987,254.96    1.09
                              70.01 - 80.00                                           96     4,120,391.34    2.27
                              80.01 - 90.00                                          253    11,829,104.80    6.52
                              90.01 - 100.00                                       1,271    54,376,729.84   29.95
                              100.01 - 110.00                                        286    11,339,503.38    6.25
                              110.01 - 120.00                                        867    37,773,755.99   20.81
                              120.01 - 130.00                                      1,254    58,722,749.19   32.34
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Documentation Type            Full                                                 4,093   181,345,447.92   99.89
                              Stated / Stated                                          4       208,719.36    0.11
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Occupancy Status              Primary                                              4,090   181,318,013.36   99.87
                              Investment                                               7       236,153.92    0.13
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
State                         California                                             827    42,790,177.95   23.57
                              Florida                                                334    13,509,088.41    7.44
                              Colorado                                               246    12,007,746.27    6.61
                              Maryland                                               244    11,865,851.83    6.54
                              Virginia                                               247    10,818,737.08    5.96
                              Arizona                                                260    10,436,369.29    5.75
                              Washington                                             181     8,115,656.27    4.47
                              Georgia                                                176     7,101,086.70    3.91
                              New Jersey                                             133     6,678,832.09    3.68
                              Ohio                                                   158     6,214,651.86    3.42
                              Michigan                                               154     6,108,371.48    3.36
                              Pennsylvania                                           141     5,783,511.15    3.19
                              Oregon                                                 103     4,294,160.69    2.37
                              Wisconsin                                               86     3,489,885.31    1.92
                              Nevada                                                  72     2,847,561.91    1.57
                              Other                                                  735    29,492,478.99   16.24
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Purpose                       Purchase                                                 6     1,286,626.18    0.71
                              Refinance - Cashout                                  3,945   172,399,700.75   94.96
                              Refinance - Rate Term                                  146     7,867,840.35    4.33
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Property Type                 2-4 Family                                              10       445,986.78    0.25
                              Condo                                                  233     9,221,675.90    5.08
                              PUD                                                    477    24,380,417.62   13.43
                              Single Family Residence                              3,377   147,506,086.98   81.25
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Lien Position                 1                                                       35     2,125,313.37    1.17
                              2                                                    4,038   178,498,961.73   98.32
                              3                                                       24       929,892.18    0.51
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Debt to Income Ratio          5.01 - 10.00                                             1        43,374.83    0.02
                              10.01 - 15.00                                            9       354,817.37    0.20
                              15.01 - 20.00                                           18       977,445.78    0.54
                              20.01 - 25.00                                           79     3,145,835.50    1.73
                              25.01 - 30.00                                          196     7,985,696.70    4.40
                              30.01 - 35.00                                          440    18,485,720.66   10.18
                              35.01 - 40.00                                          737    31,072,558.88   17.11
                              40.01 - 45.00                                          959    41,419,412.76   22.81
                              45.01 - 50.00                                        1,282    57,258,065.91   31.54
                              50.01 - 55.00                                          376    20,811,238.89   11.46
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Residual Income                      0.01 - 1,250.00                                  16       445,113.76    0.25
                              1,250.01 - 1,750.00                                    304     9,783,613.99    5.39
                              1,750.01 - 2,250.00                                    687    24,357,565.71   13.42
                              2,250.01 - 2,750.00                                    660    26,185,479.37   14.42
                              2,750.01 - 3,250.00                                    606    25,668,800.95   14.14
                              3,250.01 - 3,750.00                                    472    20,955,233.51   11.54
                              3,750.01 - 4,250.00                                    388    18,769,467.52   10.34
                              4,250.01 - 4,750.00                                    255    12,513,120.46    6.89
                              4,750.01 - 5,250.00                                    183     9,650,841.04    5.32
                              5,250.01 >=                                            526    33,224,930.97    18.3
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               4,097  $181,554,167.28     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

Statistical Collateral Summary - HEL

All information on the Mortgage Loans is approximate and is based off of scheduled balances as of the 02/01/03 cutoff date. The final numbers will be found in the prospectus supplement. In the final pool, thirty-day delinquencies and sixty-day delinquencies will represent less than 1.50% and 0.50% of the
Mortgage Loans, respectively.

----------------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                     1690
Total Outstanding Loan Balance                                 $ 73,718,158.72                              Min               Max
                                                                                               -----------------------------------
                                                                                               -----------------------------------
Average Loan Current Balance                                        $43,620.21                       $14,577.80       $417,054.31
Weighted Average Combined LTV                                           93.29%                           14.12%           100.00%
Weighted Average Coupon                                                 11.36%                           5.900%           19.100%
Weighted Average FICO (Non-Zero)                                           658
Weighted Average Age (Months)                                                9
% Prepayment Penalties                                                  93.10%
% Second Liens                                                          96.52%
% Fixed Rate                                                           100.00%
----------------------------------------------------------------------------------------------------------------------------------

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Current Rate                  5.501 - 6.000                                            2        91,382.33    0.12
                              6.001 - 6.500                                            3       165,819.95    0.22
                              6.501 - 7.000                                           20     1,196,116.92    1.62
                              7.001 - 7.500                                           26     1,444,555.42    1.96
                              7.501 - 8.000                                           40     1,960,881.39    2.66
                              8.001 - 8.500                                           36     1,946,700.76    2.64
                              8.501 - 9.000                                           86     3,837,860.13    5.21
                              9.001 - 9.500                                           47     2,541,454.25    3.45
                              9.501 - 10.000                                         105     5,427,663.69    7.36
                              10.001 - 10.500                                         78     3,199,865.81    4.34
                              10.501 - 11.000                                        183     7,603,526.75   10.31
                              11.001 - 11.500                                        111     5,060,574.32    6.86
                              11.501 - 12.000                                        229     9,981,251.11   13.54
                              12.001 - 12.500                                        149     5,534,735.10    7.51
                              12.501 - 13.000                                        218     9,254,602.96   12.55
                              13.001 - 13.500                                        176     7,512,258.57   10.19
                              13.501 - 14.000                                        109     4,148,617.21    5.63
                              14.001 - 14.500                                         37     1,472,642.52    2.00
                              14.501 - 15.000                                         20       904,799.67    1.23
                              15.001 - 15.500                                          5       126,247.05    0.17
                              15.501 - 16.000                                          6       163,176.12    0.22
                              16.001 - 16.500                                          1        19,566.93    0.03
                              16.501 - 17.000                                          1        28,468.87    0.04
                              17.501 - 18.000                                          1        45,893.64    0.06
                              19.001 - 19.500                                          1        49,497.25    0.07
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
FICO                          476 - 500                                                1        74,629.44    0.10
                              501 - 525                                                1        35,959.28    0.05
                              526 - 550                                                1        25,892.53    0.04
                              551 - 575                                                3       151,519.33    0.21
                              576 - 600                                               46     1,843,714.07    2.50
                              601 - 625                                              338    14,230,542.67   19.30
                              626 - 650                                              457    19,903,459.54   27.00
                              651 - 675                                              371    15,970,516.91   21.66
                              676 - 700                                              221     9,600,792.08   13.02
                              701 - 725                                              140     6,629,137.56    8.99
                              726 - 750                                               71     3,278,505.29    4.45
                              751 - 775                                               29     1,436,561.77    1.95
                              776 - 800                                               10       515,568.06    0.70
                              801 - 825                                                1        21,360.19    0.03
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Scheduled Balance             0.01 - 25,000.00                                       381     8,251,927.38   11.19
                              25,000.01 - 50,000.00                                  896    32,665,993.94   44.31
                              50,000.01 - 75,000.00                                  247    14,963,783.48    20.3
                              75,000.01 - 100,000.00                                 104     9,077,235.08   12.31
                              100,000.01 - 125,000.00                                 33     3,713,908.26    5.04
                              125,000.01 - 150,000.00                                 16     2,228,204.28    3.02
                              150,000.01 - 175,000.00                                  5       807,426.53    1.10
                              175,000.01 - 200,000.00                                  2       378,639.34    0.51
                              200,000.01 - 225,000.00                                  2       418,946.42    0.57
                              225,000.01 - 250,000.00                                  1       238,579.07    0.32
                              250,000.01 - 275,000.00                                  1       257,951.89    0.35
                              275,000.01 - 300,000.00                                  1       298,508.74    0.40
                              400,000.01 - 425,000.00                                  1       417,054.31    0.57
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Combined LTV                  10.01 - 20.00                                            2        77,977.48    0.11
                              20.01 - 30.00                                            2        77,967.14    0.11
                              30.01 - 40.00                                            4       192,156.86    0.26
                              40.01 - 50.00                                            8       373,609.61    0.51
                              50.01 - 60.00                                           14       682,966.69    0.93
                              60.01 - 70.00                                           40     1,987,254.96    2.70
                              70.01 - 80.00                                           96     4,120,391.34    5.59
                              80.01 - 90.00                                          253    11,829,104.80   16.05
                              90.01 - 100.00                                       1,271    54,376,729.84   73.76
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Documentation Type            Full                                                 1,686    73,509,439.36   99.72
                              Stated / Stated                                          4       208,719.36    0.28
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Occupancy Status              Primary                                              1,683    73,482,004.80   99.68
                              Investment                                               7       236,153.92    0.32
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
State                         California                                             502    25,977,446.01   35.24
                              Maryland                                               110     5,165,165.95    7.01
                              Florida                                                128     4,990,436.97    6.77
                              New Jersey                                              90     4,459,288.34    6.05
                              Virginia                                               106     4,271,352.06    5.79
                              Colorado                                                74     3,377,667.59    4.58
                              Washington                                              74     2,900,932.46    3.94
                              Georgia                                                 66     2,497,679.67    3.39
                              Arizona                                                 64     2,159,967.76    2.93
                              Pennsylvania                                            52     1,984,634.22    2.69
                              Michigan                                                58     1,967,338.94    2.67
                              Oregon                                                  42     1,666,376.85    2.26
                              Ohio                                                    43     1,583,589.49    2.15
                              Connecticut                                             30     1,475,937.48    2.00
                              Nevada                                                  30     1,162,315.54    1.58
                              Other                                                  221     8,078,029.39   10.96
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Purpose                       Purchase                                                 6     1,286,626.18    1.75
                              Refinance - Cashout                                  1,652    70,659,492.89   95.85
                              Refinance - Rate Term                                   32     1,772,039.65    2.40
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Property Type                 2-4 Family                                               9       406,760.91    0.55
                              Condo                                                   87     2,894,326.79    3.93
                              PUD                                                    164     8,641,086.01   11.72
                              Single Family Residence                              1,430    61,775,985.01    83.8
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                                       -------------------------------------------
                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Lien Position                 1                                                       35     2,125,313.37    2.88
                              2                                                    1,643    71,153,884.58   96.52
                              3                                                       12       438,960.77    0.60
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Debt to Income Ratio          10.01 - 15.00                                            6       246,074.29    0.33
                              15.01 - 20.00                                           14       684,591.12    0.93
                              20.01 - 25.00                                           49     2,011,153.04    2.73
                              25.01 - 30.00                                           97     3,750,782.49    5.09
                              30.01 - 35.00                                          202     8,306,449.76   11.27
                              35.01 - 40.00                                          318    12,974,247.95    17.6
                              40.01 - 45.00                                          376    16,487,842.99   22.37
                              45.01 - 50.00                                          433    18,890,161.53   25.62
                              50.01 - 55.00                                          195    10,366,855.55   14.06
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Residual Income                      0.01 - 1,250.00                                  11       294,947.47    0.40
                              1,250.01 - 1,750.00                                    111     3,532,949.68    4.79
                              1,750.01 - 2,250.00                                    251     8,460,882.06   11.48
                              2,250.01 - 2,750.00                                    253     9,813,613.51   13.31
                              2,750.01 - 3,250.00                                    233     9,260,039.13   12.56
                              3,250.01 - 3,750.00                                    192     7,745,352.88   10.51
                              3,750.01 - 4,250.00                                    154     6,928,023.16    9.40
                              4,250.01 - 4,750.00                                    122     5,506,861.13    7.47
                              4,750.01 - 5,250.00                                     79     3,553,379.74    4.82
                              5,250.01 or greater                                    284    18,622,109.96   25.26
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               1,690   $73,718,158.72  100.00

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

Statistical Collateral Summary - HLTV

All information on the Mortgage Loans is approximate and is based off of scheduled balances as of the 02/01/03 cutoff date. The final numbers will be found in the prospectus supplement. In the final pool, thirty-day delinquencies and sixty-day delinquencies will represent less than 1.50% and 0.50% of the
Mortgage Loans, respectively.

----------------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                     2407
Total Outstanding Loan Balance                                $ 107,836,008.56                              Min               Max
                                                                                               -----------------------------------
                                                                                               -----------------------------------
Average Loan Current Balance                                        $44,801.00                       $14,475.42       $158,391.87
Weighted Average Combined LTV                                          119.09%                          100.09%           125.00%
Weighted Average Coupon                                                 14.77%                           9.150%           19.990%
Weighted Average FICO (Non-Zero)                                           673
Weighted Average Age (Months)                                                7
% Prepayment Penalties                                                  83.78%
% Second Liens                                                          99.54%
% Fixed Rate                                                           100.00%
----------------------------------------------------------------------------------------------------------------------------------

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Current Rate                  9.001 - 9.500                                            1        63,152.93    0.06
                              9.501 - 10.000                                           8       426,289.70    0.40
                              10.001 - 10.500                                          3       165,980.86    0.15
                              10.501 - 11.000                                         15       686,520.66    0.64
                              11.001 - 11.500                                         16       898,286.43    0.83
                              11.501 - 12.000                                         76     4,434,802.41    4.11
                              12.001 - 12.500                                         83     4,439,318.11    4.12
                              12.501 - 13.000                                        186     9,350,475.96    8.67
                              13.001 - 13.500                                        175     8,329,541.06    7.72
                              13.501 - 14.000                                        376    17,965,898.88   16.66
                              14.001 - 14.500                                        167     7,783,428.11    7.22
                              14.501 - 15.000                                        320    14,254,768.11   13.22
                              15.001 - 15.500                                        116     4,769,068.53    4.42
                              15.501 - 16.000                                        150     6,141,417.70    5.70
                              16.001 - 16.500                                        151     6,308,763.25    5.85
                              16.501 - 17.000                                        125     4,764,013.41    4.42
                              17.001 - 17.500                                        103     3,940,166.81    3.65
                              17.501 - 18.000                                        176     6,956,888.31    6.45
                              18.001 - 18.500                                         41     1,555,355.07    1.44
                              18.501 - 19.000                                         52     2,061,539.70    1.91
                              19.001 - 19.500                                         58     2,213,397.84    2.05
                              19.501 - 20.000                                          9       326,934.72    0.30
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
FICO                          551 - 575                                                2        45,037.23    0.04
                              576 - 600                                                8       341,048.17    0.32
                              601 - 625                                              173     6,669,850.79    6.19
                              626 - 650                                              501    19,584,938.47   18.16
                              651 - 675                                              738    32,945,976.55   30.55
                              676 - 700                                              582    27,827,787.86   25.81
                              701 - 725                                              272    13,918,588.63   12.91
                              726 - 750                                               92     4,636,649.85    4.30
                              751 - 775                                               31     1,356,901.60    1.26
                              776 - 800                                                7       464,900.43    0.43
                              801 - 825                                                1        44,328.98    0.04
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Scheduled Balance             0.01 - 25,000.00                                       292     6,393,245.21    5.93
                              25,000.01 - 50,000.00                                1,452    55,435,569.19   51.41
                              50,000.01 - 75,000.00                                  492    30,279,827.20   28.08
                              75,000.01 - 100,000.00                                 146    12,743,611.85   11.82
                              100,000.01 - 125,000.00                                 21     2,417,188.03    2.24
                              125,000.01 - 150,000.00                                  3       408,175.21    0.38
                              150,000.01 - 175,000.00                                  1       158,391.87    0.15
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Combined LTV                  100.01 - 110.00                                        286    11,339,503.38   10.52
                              110.01 - 120.00                                        867    37,773,755.99   35.03
                              120.01 - 130.00                                      1,254    58,722,749.19   54.46
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Documentation Type            Full                                                 2,407   107,836,008.56     100
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Occupancy Status              Primay                                               2,407   107,836,008.56     100
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
State                         California                                             325    16,812,731.94   15.59
                              Colorado                                               172     8,630,078.68    8.00
                              Florida                                                206     8,518,651.44    7.90
                              Arizona                                                196     8,276,401.53    7.67
                              Maryland                                               134     6,700,685.88    6.21
                              Virginia                                               141     6,547,385.02    6.07
                              Washington                                             107     5,214,723.81    4.84
                              Ohio                                                   115     4,631,062.37    4.29
                              Georgia                                                110     4,603,407.03    4.27
                              Michigan                                                96     4,141,032.54    3.84
                              Pennsylvania                                            89     3,798,876.93    3.52
                              Wisconsin                                               71     2,897,369.36    2.69
                              Oregon                                                  61     2,627,783.84    2.44
                              New Jersey                                              43     2,219,543.75    2.06
                              Utah                                                    41     2,122,796.43    1.97
                              Other                                                  500    20,093,478.01   18.63
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Purpose                       Refinance - Cashout                                  2,293   101,740,207.86   94.35
                              Refinance - Rate Term                                  114     6,095,800.70    5.65
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
Property Type                 2-4 Family                                               1        39,225.87    0.04
                              Condo                                                  146     6,327,349.11    5.87
                              PUD                                                    313    15,739,331.61   14.60
                              Single Family Residence                              1,947    85,730,101.97   79.50
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Lien Position                 2                                                    2,395   107,345,077.15   99.54
                              3                                                       12       490,931.41    0.46
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

CSFB                                          Credit Suisse First Boston
                                    IRWIN HOME EQUITY MORTGAGE TRUST 2003-1

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Debt to Income Ratio          5.01 - 10.00                                             1        43,374.83    0.04
                              10.01 - 15.00                                            3       108,743.08    0.10
                              15.01 - 20.00                                            4       292,854.66    0.27
                              20.01 - 25.00                                           30     1,134,682.46    1.05
                              25.01 - 30.00                                           99     4,234,914.21    3.93
                              30.01 - 35.00                                          238    10,179,270.90    9.44
                              35.01 - 40.00                                          419    18,098,310.93   16.78
                              40.01 - 45.00                                          583    24,931,569.77   23.12
                              45.01 - 50.00                                          849    38,367,904.38   35.58
                              50.01 - 55.00                                          181    10,444,383.34    9.69
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100

                                                                              Loan Count          Balance       %
                                                                       -------------------------------------------
                                                                       -------------------------------------------
Residual Income                      0.01 - 1,250.00                                   5       150,166.29    0.14
                              1,250.01 - 1,750.00                                    193     6,250,664.31    5.80
                              1,750.01 - 2,250.00                                    436    15,896,683.65   14.74
                              2,250.01 - 2,750.00                                    407    16,371,865.86   15.18
                              2,750.01 - 3,250.00                                    373    16,408,761.82   15.22
                              3,250.01 - 3,750.00                                    280    13,209,880.63   12.25
                              3,750.01 - 4,250.00                                    234    11,841,444.36   10.98
                              4,250.01 - 4,750.00                                    133     7,006,259.33    6.50
                              4,750.01 - 5,250.00                                    104     6,097,461.30    5.65
                              5,250.01 or greater                                    242    14,602,821.01   13.54
                                                                       -------------------------------------------
                                                                       -------------------------------------------
                              Total:                                               2,407  $107,836,008.56     100